Exhibit 99.1

INVESTOR BRIEFING SEPTEMBER 29, 2020

INVESTOR BRIEFING SEPTEMBER 29, 2020 Disclaimers 2 Cautionary Statement Regarding Forward - Looking Statements This document contains certain statements that are “forward - looking statements” within the meaning of the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified with words like “believe,” “expect,”, “target”, “project”, “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates . Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally . Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties . None of Amcor or any of its respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward - looking statements will actually occur . Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to : the continued financial and operational impacts of the COVID - 19 pandemic on Amcor and its customers, suppliers, employees and the geographic markets in which it and its customers operate ; fluctuations in consumer demand patterns ; the loss of key customers or a reduction in production requirements of key customers ; significant competition in the industries and regions in which Amcor operates ; failure to realize the anticipated benefits of the acquisition of Bemis Company, Inc . (“Bemis”), and the cost synergies related thereto ; failure to successfully integrate Bemis’ business and operations in the expected time frame or at all ; integration costs related to the acquisition of Bemis ; failure by Amcor to expand its business ; the potential loss of intellectual property rights ; various risks that could affect our business operations and financial results due to the international operations ; price fluctuations or shortages in the availability of raw materials, energy and other inputs ; disruptions to production, supply and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic downturn ; the possibility of labor disputes ; fluctuations in our credit ratings ; disruptions to the financial or capital markets ; and other risks and uncertainties identified from time to time in Amcor’s filings with the U . S . Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1 A . “Risk Factors” of Amcor’s annual report on Form 10 - K for the fiscal year ended June 30 , 2020 . You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www . sec . gov) . Forward - looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward - looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law . All forward - looking statements in this communication are qualified in their entirety by this cautionary statement . Basis of Preparation of Supplemental Unaudited Adjusted Pro Forma Financial Information The fiscal 2019 unaudited adjusted pro forma financial information presented in the release gives effect to Amcor's acquisition of Bemis as if the combination had been consummated on July 1 , 2018 . The Supplemental Unaudited Adjusted Pro Forma Financial Information includes adjustments for (1) accounting policy alignment, (2) elimination of the effect of events that are directly attributable to the combination (e . g . , one - time transaction costs), (3) elimination of the effect of consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for the transaction, and (4) items which management considers are not representative of ongoing operations . The Supplemental Unaudited Adjusted Pro Forma Financial Information does include the purchase accounting impact and does not reflect any cost or growth synergies that Amcor may achieve as a result of the transaction, future costs to combine the operations of Amcor and Bemis or the costs necessary to achieve any cost or growth synergies . The Supplemental Unaudited Adjusted Pro Forma Financial Information has been presented for informational purposes only and is not necessarily indicative of what Amcor’s results of operations actually would have been had the combination been completed as of July 1 , 2018 , nor is it indicative of the future operating results of Amcor . The Supplemental Unaudited Adjusted Pro Forma Financial Information should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Amcor and Bemis periodic reports, as available . For avoidance of doubt, the Supplemental Unaudited Adjusted Pro Forma Financial Information is not intended to be, and was not, prepared on a basis consistent with the unaudited pro forma condensed combined financial information in Amcor’s Registration Statement on Form S - 4 filed March 25 , 2019 with the SEC (the “S - 4 Pro Forma Statements”), which provides the pro forma financial information required by Article 11 of Regulation S - X . For instance, the Supplemental Unaudited Adjusted Pro Forma Financial Information does not give effect to the combination under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 805 , Business Combinations (“ASC Topic 805 ”), with Amcor treated as the legal and accounting acquirer . The Supplemental Unaudited Adjusted Pro Forma Financial Information has not been adjusted to give effect to pro forma events that are (1) directly attributable to the combination, (2) factually supportable, or (3) expected to have a continuing impact on the combined results of Amcor and Bemis . More specifically, other than excluding Amcor’s divested plants and one - time transaction costs, the Supplemental Unaudited Adjusted Pro Forma Financial Information does not reflect the types of pro forma adjustments set forth in S - 4 Pro Forma Statements . Consequently, the Supplemental Unaudited Adjusted Pro Forma Financial Information is intentionally different from, but does not supersede, the pro forma financial information set forth in S - 4 Pro Forma Statements . Reconciliations of non - GAAP adjusted pro forma measures to their most comparable GAAP measures and reconciliations of pro forma net income in accordance with Article 11 of Regulation S - X to adjusted pro forma net income are included in the "Reconciliation of Non - GAAP Measures" section of this release . Presentation of non - GAAP financial information Included in this release are measures of financial performance that are not calculated in accordance with U . S . GAAP . These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow before dividends, adjusted cash flow after dividends, net debt and the Supplemental Unaudited Combined Financial Information including adjusted earnings before interest, tax, amortization and depreciation, adjusted earnings before interest and tax, and adjusted earnings per share and any ratios related thereto . In arriving at these non - GAAP measures, we exclude items that either have a non - recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base . While not all inclusive, examples of these items include : • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations and any other qualifying costs related to the restructuring plan ; • earnings from discontinued operations and any associated profit on sale of businesses or subsidiaries ; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis ; • impairments in goodwill and equity method investments ; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees and integration costs ; • material purchase accounting adjustments for inventory ; • amortization of acquired intangible assets from business combinations ; • impact of economic net investment hedging activities not qualifying for hedge accounting ; • payments or settlements related to legal claims ; and • impacts from hyperinflation accounting . Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes . Amcor also evaluates performance on a constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the rates in effect for the comparable prior - year period . In order to compute constant currency results, we multiply or divide, as appropriate, current - year U . S . dollar results by the current - year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior - year average foreign exchange rates . Amcor believes that these non - GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the company . For each of these non - GAAP financial measures, a reconciliation to the most directly comparable U . S . GAAP financial measure has been provided herein . These non - GAAP financial measures should not be construed as an alternative to results determined in accordance with U . S . GAAP . The company provides guidance on a non - GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant items without unreasonable effort . These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events . These items are uncertain, depend on various factors and could have a material impact on U . S . GAAP earnings and cash flow measures for the guidance period .

INVESTOR BRIEFING SEPTEMBER 29, 2020 Today’s presenters

INVESTOR BRIEFING SEPTEMBER 29, 2020 Today’s Presenters 4 Ron Delia Chief Executive Officer • Joined Amcor in 2005 • Appointed to current position in 2015 • Former Amcor positions: • EVP Finance & Chief Financial Officer (2011 – 2015) • VP & GM, Amcor Rigid Packaging Latin America (2008 – 2011) • EVP Corporate Operations (2005 – 2008) • Prior experiences include McKinsey and American National Can Co. • Bachelor of Science from Fairfield University, and an MBA from Harvard Business School • Joined Amcor in 2009 • Appointed to current position in 2016 • Former Amcor positions: • VP, Investor Relations (2009 - 2016) • Australian Investor Relations Association Board of Directors • Prior experiences include BHP • Bachelor of Business from Monash University David Clark Vice President, Sustainability • Joined Amcor in 2004 • Appointed to current position in 2018 • Currently Chairman of the Plastic Recycling Corporation of California and Vice Chair of The Recycling Partnership. • Former Amcor positions: • VP, Safety Environment and Sustainability (2012 - 2018) • Director of Safety and Sustainability, Amcor Rigid Packaging (2004 - 2012) • GM, Amcor Recycling (2004 - 2005) • Prior experiences include GSI Lumonics and SVS Laser Systems • Bachelor of Science from University of Michigan and an MBA from Pepperdine University Tracey Whitehead Senior Vice President, Investor Relations

INVESTOR BRIEFING SEPTEMBER 29, 2020 Today’s Presenters 5 Peter Konieczny Chief Commercial Officer • Joined Amcor in 2010 • Appointed to current position in 2020 • Former Amcor positions: • President, Amcor Flexibles Europe Middle East & Africa (2015 – 2020) • President, Amcor Speciality Cartons (2010 - 2015) • Prior experiences include McKinsey, Preussag and Silgan White Cap • Engineering degree from the University of Hanover, a Master of Science from Purdue University, and an MBA from INSEAD Carmen Becker VP & GM, NA Specialty Containers • Joined Amcor in 2020 • Appointed to current position in 2020 • Prior experiences include Tetra Pak (1999 - 2001), Rain Bird (1997 - 1998), General Motors (1995 - 1996), and The Timken Company (1989 - 1994) • Bachelor of Science from Carnegie Mellon University, a Master of Science from Case Western Reserve University, and an MBA from the University of Notre Dame Eric Roegner President, Amcor Rigid Packaging • Joined Amcor in 2018 • Appointed to current position in 2018 • Prior experiences include executive level roles with ALCOA/ Arconic (2006 - 2018), McKinsey (1994 - 2006, Partner from 2000) • Bachelor in Aerospace & Mechanical Engineering from Princeton University, and an MBA from Case Western Reserve University

INVESTOR BRIEFING SEPTEMBER 29, 2020 Today’s Presenters 6 Fred Stephan President, Flexibles North America • Joined Amcor in 2019 • Appointed to current position in 2019 • Former President, North America with Bemis (2017 – 2019) • Prior experiences include General Electric 1988 - 2004 and Berkshire Hathaway 2004 - 2017 • Bachelor of Electrical Engineering from Purdue University • Joined Amcor in 2019 • Appointed to current position in 2019 • Former VP and Chief Technology Officer with Bemis (2013 – 2019) • Prior experiences include Bemis, Dow, and General Electric • Bachelor of Arts from College of Wooster, and a Master of Science and a Doctor of Philosophy from Stanford University Michael Zacka President, Flexibles EMEA • Joined Amcor in 2017 • Appointed to current position in 2020 • Former Amcor positions: • Chief Commercial Officer (2017 – 2020) • President, Amcor Flexibles Asia Pacific (2018 - 2019) • Prior experiences include extensive experience in global packaging and FMCG industry holding various executive roles with Tetra Pak • Bachelor of Business from Griffith University Bill Jackson Chief Technology Officer, Global Flexibles

INVESTOR BRIEFING SEPTEMBER 29, 2020 Today’s Presenters Ruben Melara VP & GM, Flexibles Brazil • Joined Amcor in 2009 • Appointed to current position in 2019 • Former Amcor positions: • GM Rigid Packaging Brazil (2012 – 2019) • GM Amcor Rigid Packaging Central America & Caribbean (2009 – 2012) • Prior experiences include Kimberly Clark and SABMiller • Bachelor of Science from Georgia Tech, and an MBA from the University Francisco Marroquin Xin She VP & GM, Flexibles China • Joined Amcor in 2018 • Appointed to current position in 2018 • Prior experiences include 16 years experience at Tetra Pak and Fonterra New Zealand • Masters in Chemical Engineering from University of Canterbury and an MBA from the University of Michigan 7

INVESTOR BRIEFING SEPTEMBER 29, 2020 Welcome Tracey Whitehead SVP & Head of Investor Relations

INVESTOR BRIEFING SEPTEMBER 29, 2020 Objectives for today 9 • Provide an overview of Amcor • Clearly outline our investment case • Introduce some of our management team

INVESTOR BRIEFING SEPTEMBER 29, 2020 10 Agenda Why Invest in Amcor? 1 Sustainability 2 Ron Delia , Chief Executive Officer David Clark , VP Sustainability 3 Q&A Session #1 4 Amcor Rigid Packaging Eric Roegner , President Rigid Packaging Carmen Becker , VP & GM, NA Specialty Containers Q&A Session #2 Closing Remarks 5 Ron Delia , Chief Executive Officer Amcor Flexibles Peter Konieczny , Chief Commercial Officer Michael Zacka , President Flexibles EMEA Fred Stephan , President Flexibles NA Xin She , VP & GM Flexibles China Ruben Melara , VP & GM Flexibles Brazil Bill Jackson , CTO Global Flexibles

INVESTOR BRIEFING SEPTEMBER 29, 2020 Why Invest in Amcor? Ron Delia Chief Executive Officer

INVESTOR BRIEFING SEPTEMBER 29, 2020 11.2 4.1 2.0 2.8 Safety Notes: Recordable cases per 1,000,000 hours worked. All data shown for a 12 month period ended June 30. Acquired businesses ( including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015 Amcor equivalent under OSHA (Occupational Safety & Health Administration) standards Recordable - case frequency rate (per million hours worked) Includes impact of acquired businesses 12 Amcor Values Committed to our goal of No Injuries 2020 OSHA 2020 2015 2010 2005 0.6

INVESTOR BRIEFING SEPTEMBER 29, 2020 Why invest in Amcor? 13 Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building - organic growth plus synergies EPS growth + Dividend yield = 10 - 15% per year

INVESTOR BRIEFING SEPTEMBER 29, 2020 Global leader in consumer packaging • Founded in Australia in 1860 • NYSE (AMC R ) and ASX (AMC) listed • $17.3 bn market cap, $12.5 bn sales, $1.9 bn EBITDA • ~230 locations, ~47,000 employees, >40 countries Global Industry Leader 14 Consistent Growth Attractive Dividend Financial Strength & Capacity to Invest Momentum Building Notes: Market cap data as of September 22, 2020 FY20 sales and EBITDA data

INVESTOR BRIEFING SEPTEMBER 29, 2020 15 Adjusted EBITDA CAGR +6% Notes: 10 year CAGR based on 2010 IFRS results as reported by Amcor in AUD converted at an FX rate of 0.876 and 2020 US GAAP re sults. Compound TSR reflects period from 1 July 2010 to 30 June 2020 based on local currency Investment grade credit rating >20 YEARS Adjusted EPS CAGR +8% TSR CAGR +15% Average Dividend Yield (6% DPS CAGR) +4.6% 2010 - 2020 Strong track record of financial performance

INVESTOR BRIEFING SEPTEMBER 29, 2020 Notes: HPC is Home & Personal Care 16 Food 44% Beverage 24% Healthcare 14% HPC 5% Other consumer 9% Other 4% $12.5 bn FY20 sales >95% of sales to consumer end markets Consistent growth Consumer packaging for food, beverage and healthcare

INVESTOR BRIEFING SEPTEMBER 29, 2020 Flexible packaging 68% Rigid packaging 21% Specialty cartons 9% Closures 2% Four primary packaging product segments 17 $12.5 bn FY20 sales Rigid Packaging Flexible Packaging Specialty Cartons Closures

INVESTOR BRIEFING SEPTEMBER 29, 2020 18 ~ 230 locations 43 countries North America 47% Western Europe 24% Emerging markets 26% ANZ 3% Sales ($B) Plants Countries Latin America 1.5 48 10 Asia 1.1 32 8 Eastern Europe 0.6 16 9 $12.5 bn FY20 sales >$3 bn Emerging Markets business across 27 countries Notes: Eastern Europe also includes operations in Africa Global reach, balanced geographically and scale in EMs

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Strategy 19 Significant growth opportunities Our businesses FOCUSED & COMPLEMENTARY PORTFOLIO: Our differentiated capabilities THE AMCOR WAY: Our winning aspiration WINNING FOR INVESTORS, CUSTOMERS, EMPLOYEES, AND THE ENVIRONMENT: Significant growth opportunities THE leading global packaging company FLEXIBLE PACKAGING RIGID PACKAGING SPECIALTY CARTONS CLOSURES

Portfolio evolution – Active management and optimization

Focus on maximising shareholder value and meeting evolving consumer needs


Acquisitions
Divestitures
2000
Paper
Paperlinx demerger
2001
Flexible Europe
A&R, Danisco Merger
2002
Rigid Packaging
Schmalbach-Lubeca
2007
PET Packaging
Europe
2007
Metal cans and aerosols
Australasia
2010
Global Flexibles
Alcan Packaging
2010
Rigid Packaging
Ball Plastics
2013
Fibre, Corrugated, Glass
Orora demerger
2016
Flexibles Latin America
Alusa
2016
Rigid Packaging
Sonoco
2019
Global Flexibles
Bemis
2020
Various
Brazil tube laminate
Argentina disposables
UK bakery
Amvig shareholding

Notes: Transaction dates refer to calendar years. Excludes bolt-on acquisitions

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amcor

Portfolio today - Focused with leadership and scale



FLEXIBLE PACKAGING | RIGID PACKAGING | SPECIALTY CARTONS | CLOSURES

Common Characteristics

Primary Packaging

Consumer Packaging

Industry Structure

Innovation

Attractive Relative Growth

Multiple Paths to Winning

Market Leadership

Scale Positions

Differentiation

Market leadership and scale positions

- #1 *Global Flexible Healthcare Packaging*
- #1 *Flexible Packaging North America*
- #1 *Rigid Packaging North America*
- #1 *Flexible Packaging Latin America*
- #1 *Rigid Packaging Latin America*
- #1 *Flexible Packaging Europe*
- #1 *Flexible Packaging Asia Pacific*
- #1 *Global Specialty Cartons*

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amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 22 Innovation Sourcing Manufacturing Marketing Sales Flexibles Rigids Speciality Cartons Closures Talent, capability, cost and growth synergies Portfolio today – Complementary and generating synergies

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Strategy – Differentiated capabilities 23 Capabilities deployed consistently across Amcor creating competitive advantages that enable our businesses to win Our businesses FOCUSED & COMPLEMENTARY PORTFOLIO: Our differentiated capabilities THE AMCOR WAY: FLEXIBLE PACKAGING RIGID PACKAGING SPECIALTY CARTONS CLOSURES

INVESTOR BRIEFING SEPTEMBER 29, 2020 The Amcor Way: Commercial Excellence 24 Capabilities Vision Marketing Sales Force Effectiveness Key Account Management Pricing Contract Management Enablers Grow Sales & Margin Measuring profitability at product and segment level… …to make informed choices about mix management ValuePlus launched in 2006 Profitability Management Negotiations Customer Relationship Management Voice of the Customer Trend for positive PM customers

INVESTOR BRIEFING SEPTEMBER 29, 2020 The Amcor Way: Driving competitive advantage and financial impact 6.8% 7.7% 8.1% 8.7% 9.1% 10.9% 11.1% 11.2% 12.0% 11.6% 11.4% 11.0% 12.0% FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Amcor Combined Amcor and Bemis 25 Adjusted EBIT Margins Notes: FY09 to FY18 Amcor legacy presented in accordance with IFRS. FY19 onwards presented in accordance with US GAAP. FY19 'Am cor' includes Bemis from date of acquisition

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Strategy 26 Significant growth opportunities Our businesses FOCUSED & COMPLEMENTARY PORTFOLIO: Our differentiated capabilities THE AMCOR WAY: Our winning aspiration WINNING FOR INVESTORS, CUSTOMERS, EMPLOYEES, AND THE ENVIRONMENT: Significant growth opportunities THE leading global packaging company FLEXIBLE PACKAGING RIGID PACKAGING SPECIALTY CARTONS CLOSURES

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Shareholder Value Creation Model 27 Strong cash flow funds multiple drivers of value for shareholders STRONG, DEFENSIVE CASH FLOW Capital expenditure (~ $500m) Acquisitions / buy - backs ( ~ $300 - 400m) Organic profit growth ~ 3 - 4% EPS growth ~ 2 - 7% TOTAL SHAREHOLDER VALUE (EPS growth + yield) 10 - 15% per year Dividend (~ $750m) Historical yield ~ 4 - 5%

INVESTOR BRIEFING SEPTEMBER 29, 2020 2% 5% 8% 12% Sales EBIT EPS EPS + dividend yield Operating Performance 1 Average annual constant currency growth (FY14 - FY20) Annualised TSR (FY14 - FY20) 28 11% Amcor Notes: Orora demerger completed and first set of financial results presented in USD in FY14 1. FY14 to FY18 Amcor legacy presented in accordance with IFRS. FY19 onwards presented in accordance with US GAAP. FY19 include s Bemis from date of acquisition 2. Annualized compound TSR reflects period from 1 July 2013 to 30 June 2020 based on local currency Total Shareholder Returns 2 Strong operating performance and shareholder returns

INVESTOR BRIEFING SEPTEMBER 29, 2020 29 Markets Growing consumer end markets Innovation Differentiated products Proactive mix management End segments, Products, Customers Cost productivity Scale and capabilities 1 3 4 2 Multiple levers drive organic profit growth

INVESTOR BRIEFING SEPTEMBER 29, 2020 30 Markets Growing consumer end markets Innovation Differentiated products Proactive mix management End segments, Products, Customers Cost productivity Scale and capabilities 1 3 4 2 Multiple levers drive organic profit growth

INVESTOR BRIEFING SEPTEMBER 29, 2020 Consistent growth from consumer and healthcare segments 31 • Developed markets growth - LSD • Emerging markets growth - MSD Notes LSD = Low single digits; MSD = Mid - single digits Food Beverage Healthcare Home & Personal Care Sustainability Health & Wellness Premiumization Convenience / On - the - Go e - Commerce

INVESTOR BRIEFING SEPTEMBER 29, 2020 Long history of profitable growth in emerging markets 32 Packaging units per capita US$ GDP at ppp per capita $0 - $10k $10 - $30k $30 - $70k Lower income • Young and growing population • Wet market consumption of unpackaged goods Inflection point • Urbanisation and rising incomes • Modernising retail channels • Premiumisation & convenience Tapering off • Ageing population • Higher incomes India Indonesia Philippines Vietnam Egypt Thailand China South Africa Brazil Chile Russia Czech Republic Poland Turkey USA Canada Australia Morocco Portugal Bulgaria Peru Argentina Mexico France Italy Experienced, profit focused local leadership Access to world class innovation capabilities Balance sheet to support customer growth Trusted product safety and stewardship Extensive footprint enabling global partnerships Emerging market packaging growth drivers Amcor emerging market key success factors

INVESTOR BRIEFING SEPTEMBER 29, 2020 Proactive mix management 33 Ongoing migration toward more advantaged segments Product mix Product mix eg , Higher Barrier Resealable Retortable Stand - Up Segment mix eg , Medical Wet Pet Food Premium Coffee Fresh Meat Customer mix Large and Small Global and Local Branded and Unbranded Traditional and E - Commerce • Multiple mix drivers • Informed choices on topline • Blended outcome contributes to margin expansion

INVESTOR BRIEFING SEPTEMBER 29, 2020 Global leader in healthcare – Medical and Pharma packaging 34 Medical Pharma ~50% Approaching $2bn sales across Flexibles and Rigid Packaging ~50%

INVESTOR BRIEFING SEPTEMBER 29, 2020 20 - USA 1 - COLOMBIA 2 - BRAZIL 2 - UK 1 - IRELAND DENMARK - 1 GERMANY - 2 SWITZERLAND - 2 1 - BELGIUM 4 - FRANCE 1 - PORTUGAL ITALY - 2 SPAIN - 1 1 - PUERTO RICO 1 - MOROCCO INDONESIA - 1 SINGAPORE - 1 INDIA - 1 MALAYSIA - 1 AUSTRALIA - 1 CHINA – 3 Europe North America Emerging markets Global healthcare footprint with scale in every region 35 Medical Pharma Security of supply Certified & qualified production facilities Balanced product and format portfolio Best - in - class technical & R&D capabilities Global regulatory experience FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Highly regarded innovation capabilities 36 Sustainability Product safety Differentiation Innovation agenda driven by consumer needs Cost reduction Functionality Convenience Shelf Life Recognition ~$100 Million Annual R&D spend >500 Active patent families and growing Notes: Patent families provide patent protection in multiple countries

INVESTOR BRIEFING SEPTEMBER 29, 2020 37 M ember of the S&P500 Dividend Aristocrats Notes: Dividend yield as at July 1, 2020 Attractive yield and history of dividend growth 4.7% 1.9% Amcor S&P 500 Attractive d ividend yield +6% 10 year DPS CAGR Compelling dividend

INVESTOR BRIEFING SEPTEMBER 29, 2020 38 Acquisitions Buy - backs >$3 billion acquisitions and buy - backs since 2010 Notes: Investment in acquisitions excludes the all - stock acquisition of Bemis in 2019 >30 acquisitions since 2010 Significant M&A pipeline across all Amcor business Balanced capital allocation

INVESTOR BRIEFING SEPTEMBER 29, 2020 Bemis acquisition – delivering financial and strategic benefits 39 Delivering strategic benefits Global footprint & scale Attractive segments Talent and capabilities Commitment to sustainability FY20 Cost Synergies FY20 Margin Expansion Drivers 65 (3) 18 80 Initial expectations FX Outperformance Delivered 12.3% 0.8% 0.6% 13.7% FY19 margin Organic Synergies FY20 margin Cost synergies : FY20 $80m delivered; FY21 $50 - $70m expected; $180m total expected by FY22 Enhancing financial performance High quality, well invested business First year integration and synergies well ahead of expectations Contributing to Flexibles organic margin expansion and RoAFE >15% Notes: RoAFE refers to Return on Average Funds Employed

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Shareholder Value Creation Model 40 Strong cash flow funds multiple drivers of value for shareholders STRONG, DEFENSIVE CASH FLOW Capital expenditure (~ $500m) Acquisitions / buy - backs ( ~ $300 - 400m) Organic profit growth ~ 3 - 4% EPS growth ~ 2 - 7% TOTAL SHAREHOLDER VALUE (EPS growth + yield) 10 - 15% per year Dividend (~ $750m) Historical yield ~ 4 - 5%

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Shareholder Value Creation Model 41 Strong cash flow funds multiple drivers of value for shareholders STRONG, DEFENSIVE CASH FLOW Capital expenditure (~ $500m) Acquisitions / buy - backs ( ~ $300 - 400m) EPS growth ~5 - 10% (Organic ~ 3 - 4%) Total Shareholder Value (EPS growth + yield) 10 - 15% per year Dividend (~ $750m) Historical yield ~4 - 5%

INVESTOR BRIEFING SEPTEMBER 29, 2020 Why invest in Amcor? 42 Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building - organic growth plus synergies EPS growth + Dividend yield = 10 - 15% per year

INVESTOR BRIEFING SEPTEMBER 29, 2020 Sustainability David Clark Vice President, Sustainability

INVESTOR BRIEFING SEPTEMBER 29, 2020 Sustainability at Amcor Part of our winning aspiration and our best opportunity for differentiation and growth 44 Significantly increase our use of recycled materials in our packaging Work with others to drive consistently greater worldwide recycling of packaging Develop all our packaging to be recyclable or reusable by 2025 Our Pledge for 2025

INVESTOR BRIEFING SEPTEMBER 29, 2020 Strictly Confidential – for internal use only 45 33% Greenhouse gas emissions intensity 83% Waste to disposal 100% Of sites have water management plans EnviroAction – sustainable operations Recognized externally Progress since 2006 Amcor’s comprehensive sustainability strategy

INVESTOR BRIEFING SEPTEMBER 29, 2020 To Preserve food and healthcare products To Protect consumers To Promote brands Consumers want packaging to be: • Cost effective • Convenient • Easy to use • Great looking AND More sustainable, leading to LESS WASTE Achieving less waste takes: 1. Packaging design 2. Waste management infrastructure 3. Consumer participation To innovate and develop new products T o collaborate with stakeholders T o inform the debate There will always be a role for packaging Requirements of packaging are increasing: end of life solutions / waste reduction are critical Responsible packaging is the answer Amcor is uniquely positioned and taking action to lead the way 46 Amcor’s “Points of View” on packaging sustainability

INVESTOR BRIEFING SEPTEMBER 29, 2020 47 100% PCR Compostable Lighter weight Reusable Recycle ready Paper Bio based materials Aluminium Amcor offers a full range of more sustainable packaging options

INVESTOR BRIEFING SEPTEMBER 29, 2020 Responsible packaging is the answer Achieving less waste takes: Amcor is uniquely positioned as industry leader with Scale, Resources and Capabilities 48 Waste management infrastructure Consumer participation Packaging design

INVESTOR BRIEFING SEPTEMBER 29, 2020 Packaging design that considers the full product lifecycle Source: PTIS Global and Amcor analysis 49 Substrate choice and product design greatly affect environmental impact Greenhouse gas emissions (Kg - CO 2 equivalent) ‘000 Current recycling rate 5 7 27 26 Flexible packaging Composite carton Aluminium can Glass bottle 6 PET bottle Ability to use recycled content in packaging Yes Yes Yes Yes Yes 0 - 98% 0 - 98% 0 - 70% 0 - 35% 0 - 97% Packaging made with 100% recycled content today Yes No No No No

INVESTOR BRIEFING SEPTEMBER 29, 2020 Designed for Recycling (Recycling - Ready) Defining what makes packaging recyclable 50 Developing packaging to be recyclable is NOT about multilayer vs monolayer Multilayer Not Recyclable Monolayer Recyclable

INVESTOR BRIEFING SEPTEMBER 29, 2020 Designed for Recycling (Recycling - Ready) Smart packaging design aligns materials and recycling streams 51 Developing packaging to be recyclable IS abou t compatibility with existing and future recycling streams PET POLYOLEFINS ALUMINIUM PAPER R ec y c l ed Recyclable Designed to be recycled Current Major Recycling Streams

INVESTOR BRIEFING SEPTEMBER 29, 2020 52 Collaborating to develop global and regional standards for package recycling

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor on track for fully recyclable or reusable portfolio by 2025 53 95% Rigid Packaging % Amcor product portfolio designed to be recycled today Amcor innovation agenda will get our portfolio to 100% Specialty Cartons 100% Flexible Packaging 61%

INVESTOR BRIEFING SEPTEMBER 29, 2020 PRIVATE & CONFIDENTIAL 54 Multiple examples exist in practice and progress continues For all existing and future recycling streams Partial collection Partial recycling Full collection Partial recycling Full collection Full recycling No separate collection No recycling Recycling systems for flexible packaging are rapidly developing

INVESTOR BRIEFING SEPTEMBER 29, 2020 55 • Support recycling infrastructure • Educate policy and funding models • Demonstrate practical solutions • Increase demand for PCR Amcor’s goals Actively partnering to accelerate change in waste management

INVESTOR BRIEFING SEPTEMBER 29, 2020 V I D E O 56 • Amcor is a founding member of The Materials Recovery for the Future (MRFF) - A research collaborative committed to creating recycling solutions. • MRFF led a pilot project to collect flexible packaging in a single - stream curbside recycling program in Pennsylvania, USA. A partnership example in practice: MRFF

INVESTOR BRIEFING SEPTEMBER 29, 2020 Actively informing and educating the public 57

INVESTOR BRIEFING SEPTEMBER 29, 2020 Sustainability at Amcor Part of our winning aspiration and our best opportunity for differentiation and growth 58 Significantly increase our use of recycled materials in our packaging Work with others to drive consistently greater worldwide recycling of packaging Develop all our packaging to be recyclable or reusable by 2025 Our Pledge for 2025

INVESTOR BRIEFING SEPTEMBER 29, 2020 Rigid Packaging Eric Roegner President, Amcor Rigid Packaging Carmen Becker Vice President & General Manager, North America Specialty Containers

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Rigid Packaging segment overview 60 North America , 77% Latin America , 18% Bericap , 5% $2.7bn FY20 sales Comprehensive footprint in strategic locations across the Americas region Plants Countries Employees ~50 11 ~6,000 FY20 Adjusted EBIT - $290 million Unites States 24 Canada 3 Mexico 4 El Salvador 1 Colombia 3 Dominican Republic 1 Trinidad & Tobago 1 Venezuela 5 Brazil 5 Peru 1 Argentina 2

INVESTOR BRIEFING SEPTEMBER 29, 2020 Strong value proposition and diversified customer base 61 Select customers Amcor value proposition Innovation leader Scale player Advantaged plant network Diversified technologies

Amcor Rigid Packaging – Multiple levers drive organic profit growth

Markets
Growing consumer end markets

- **Growing formats in beverage and non-beverage end markets**
- **Breadth and leadership in Latin America**

Proactive mix management
End segments, Products, Customers

- **Regional customers**
- **Expanded range of technologies**
- **Attractive segments including hot fill, dairy and pharma**

Innovation
Differentiated products

- **Extensive IP catalogue**
- **Innovation leader in lightweighting**
- **Hot fill technology**
- **PCR capabilities**

Cost productivity
Scale and capabilities

- **Advantaged manufacturing network**
- **Scale across the Americas region**
- **New scale benefits now with large Flexibles business**

Notes: PCR is Post Consumer Resin

62 | INVESTOR BRIEFING
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amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 North America - Advantaged manufacturing network 63 Plants in close proximity to key markets and customers Leverage footprint and cost base for diversification of product and segment mix Industry leading asset productivity and unit cost position

INVESTOR BRIEFING SEPTEMBER 29, 2020 77% 54% 23% 46% 2010 2020 North America – Significant diversification over the last 10 years 64 Balanced business mix enabled by expanded technology offering Expansion of key technologies and materials 12% CAGR 2010 2020 – additions to 2010 North America Gross Margin Technologies • Injection molding • Injection stretch blow molding • Extrusion blow molding Beverage Non beverage 2x sales mix 64 Technologies • Micro injection molding • Decorating • In mold labelling • Compression blow form • Modular molding • Thin wall injection • Assembly Materials • PET Materials • PE • PP • COEX 1% CAGR

INVESTOR BRIEFING SEPTEMBER 29, 2020 North America – Positioned for growth in all segments 65 Closures Food, Healthcare, HPC, Wine & Spirits Beverage Notes: HPC is Home & Personal Care

INVESTOR BRIEFING SEPTEMBER 29, 2020 North America – Beverage market growing in PET format 66 PET continues to grow overall.... *NA = North America /LRB = Liquid Refreshment Beverage *Non - Alcoholic Beverage only Source: Euromonitor (Retail/Off - Trade). “All Others”: Cans, HDPE, Flexibles, Liquid Cartons, Glass, Paper - based containers Recent new products or package conversions Powerade Ultra January ‘20 Monster Hydro Super Sport March ‘20 Creative Roots July ‘20 Tazo Tea Conversion to PET January ‘20 Zen WTR 100% ocean bound plastic June ‘20 Gatorade Juiced May ‘20 - 20 40 60 80 100 120 140 160 180 CY15A CY16A CY17A CY18A CY19A PET All Others 54% 54% 55% 55% 55% CY15 - 19 4 - Yr CAGR LRB: +1.9% PET: +2.3% North America beverage units by pack format .... with continual new product launches Bn units

INVESTOR BRIEFING SEPTEMBER 29, 2020 FY18 FY20 FY21 est +50% % of total resin converted PCR 1 Usage 8% 13% 67 less virgin resin used p.a. by 2025 recycled resin demand created through 2025 >1 million tonnes >200k tonnes • 100% recyclable – essentially infinite • 100% PCR 1 possible and happening today • Unbreakable, transparent, re - closable, hygienic • Lighter weight - lower GHG Key attributes of PET Bio based materials Conversion to 100% PCR Glass conversion 1 Post - Consumer Recycled Resin +60% Most Sustainable Package

INVESTOR BRIEFING SEPTEMBER 29, 2020 North America - Strong growth with regional customers 68 Amcor’s unique value proposition FY15 FY20 Sales CAGR of 13% A focused approach to servicing growing regional customer base Dedicated commercial resources Access to world class innovation Focused on growth segments Small volume production platform Speed to market

INVESTOR BRIEFING SEPTEMBER 29, 2020 Speed to market Regulatory expertise Focus segment: North America pharma 69 Amcor’s differentiated value proposition • Ophthalmic • Nutraceuticals • Diagnostics • Animal Health Growing segments with significant opportunities to differentiate through innovation Focus on growing segments Supply continuity Focus on growing categories

INVESTOR BRIEFING SEPTEMBER 29, 2020 Focus segment: Dairy, Dairy Alternatives & Meal Replacement 70 Strong top - line growth Well positioned in the growing single serve, innovative, value add segment Strong product portfolio Amcor’s differentiated value proposition Complete packaging solution Sustainability and innovation Most capable PCR converter Material conversions FY15 FY20 Liquid Dairy & RTD Coffee: Sales CAGR 14% Meal Replacement: FY15 FY20 Sales CAGR 21% • Brands repositioning products to expanded usage occasions and alternative benefits • Growth in new, innovative premium products enabled by innovative packaging designs RTD – Ready to Drink

INVESTOR BRIEFING SEPTEMBER 29, 2020 Industry leading innovation & technology 71 What we have What we do • Package design and engineering • Barrier capability • Lightweighting • Increased use of PCR • Scale to support strategic innovation • Best in class product development to support local design and launch 2 Innovation Centers >200 Product launches in FY20 170 Patent Families 13 Industry awards in the past three years

INVESTOR BRIEFING SEPTEMBER 29, 2020 V I D E O World class R&D and innovation capabilities 72

INVESTOR BRIEFING SEPTEMBER 29, 2020 Innovation leader - Hot fill 73 Complex technologies to achieve both vacuum absorption and weight reduction Well positioned as technology leader in growing hot fill segments Hot fill products • Filled at >185 degrees Fahrenheit and capped • Required to withstand heat and absorb vacuum as the liquid cools without deforming Base Technology leader Strategic supplier to leading brands Amcor’s differentiated value proposition Manufacturing network Focus on growing categories Performance sides • > 60 patent families - vacuum absorption, weight reduction, design freedom, and PCR inclusion

Innovation Leader – Hot fill

Innovation



Commercialized Examples
44.9g to 40.7g
35.8g to 30.1g
31.0g to 24.7g
34g to 26g
34g to 24g
38g to 34.5g
30.4g to 22g
21g to 18g
Panel
PowerFlex™
PowerStrap™
Weight Reduction Percentage
0%
-15%
-20%
-30%
-40%
-50%
Standard Base
Vacuum Panels
Crinkly Label
Active Base
No Panels
Supported Label
2014
2015
2016
2020

Key competitive advantage delivering cost savings and design freedom

Next generation technology nearing commercialization to enable higher levels of PCR



30.1g to 17.6g

74 | INVESTOR BRIEFING
SEPTEMBER 29, 2020

amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Rigid Packaging – Key messages 75 1. Market leader in the Americas region 2. Diversified business aligned with the most attractive growth segments 3. World class R&D infrastructure and capabilities 4. Comprehensive and strategically advantaged footprint 5. Well positioned to capitalise on growth opportunities

INVESTOR BRIEFING SEPTEMBER 29, 2020 Q&A David Clark Vice President, Sustainability Ron Delia Chief Executive Officer Eric Roegner President, Amcor Rigid Packaging Carmen Becker Vice President & General Manager, North America Specialty Containers

INVESTOR BRIEFING SEPTEMBER 29, 2020 5 minute break

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Peter Konieczny Chief Commercial Officer

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles – Key messages 1. The only player with a truly global footprint 2. Leadership and scale in every region 3. Leading in differentiated and growing segments 4. World class R&D infrastructure and capabilities 5. Multiple sources of organic and acquisition growth 79

Amcor Flexibles – Segment overview

Global leader with well balanced geographic footprint



ANZ, 4%
North America 37%
Emerging Markets 28%
Western Europe 31%
$9.8bn sales by geography

Plants	Countries	Employees
~180	39	~40,000

FY20 Adjusted EBIT - $1.3 billion



DENMARK
SWITZERLAND
GERMANY
NETHERLANDS
FINLAND
UK
RUSSIA
IRELAND
CANADA
POLAND
BELGIUM
UKRAINE
KAZAKHSTAN
FRANCE
ROMANIA
SPAIN
PORTUGAL
TURKEY
USA
SOUTH KOREA
MOROCCO
ITALY
CHINA
MEXICO
CZECH REPUBLIC
PUERTO RICO
INDIA*
THAILAND
PHILIPPINES
COLOMBIA
MALAYSIA
SINGAPORE
INDONESIA
PERU
BRAZIL
CHILE
SOUTH AFRICA
ARGENTINA
AUSTRALIA
NEW ZEALAND
HEAD OFFICE
CORPORATE OFFICES
FLEXIBLES ASIA PACIFIC
FLEXIBLES LATIN AMERICA
FLEXIBLES EMEA (INC. CAPSULES)
CAPSULES
FLEXIBLES NORTH AMERICA
SPECIALITY CARTONS

80 | INVESTOR BRIEFING
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Note: Reflects FY20 sales

amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 Global Leader in Specialty Cartons 81 Net Sales $1.1 billion Plants 20 Countries 17 People ~4,300 North America Western Europe Emerging Markets Note: Reflects FY20 sales • Global leader • Customer relationships • Innovation capability • Operational excellence FY20 sales by region

Amcor Flexibles – Global footprint with scale in every region

Leadership in every region with room to grow



Flexibles North America ($B)
3.4
Amcor
Competitor
Market size ~$20bn
Flexibles Europe ($B)
3.3
Amcor
Competitor
Market size ~$16bn
Market size ~$6bn
Flexibles Latin America ($B)
0.8
Amcor
Competitor
Market size ~$30bn
Flexibles Asia ($B)
1.3
Amcor
Competitor

Note: Competitor represents estimated sales for the number two competitor in each region
Source: FPA, PCI Wood Mackenzie, company filings and Amcor estimates
Excludes Specialty Cartons

82 | INVESTOR BRIEFING SEPTEMBER 29, 2020

amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 83 Amcor Flexibles – Multiple levers drive organic profit growth Organic EPS growth of ~ 3 - 4% Organic Profit Growth Broad base of global and local customers Attractive segments including meat, healthcare, pet food & coffee Growing consumer staple end markets Scale, breadth and leadership in emerging markets Extensive IP catalogue World class R&D capabilities and infrastructure Leverage from global technology platforms Leader in high barrier film and foil technologies Operational leverage across plant network Scale in all key regions Markets Growing consumer end markets Innovation Differentiated products Proactive mix management End segments, Products, Customers Cost productivity Scale and capabilities

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Global Flexibles R&D Bill Jackson Chief Technology Officer, Global Flexibles

INVESTOR BRIEFING SEPTEMBER 29, 2020 Global Flexibles Research & Development Overview 85 What We Have Note: Reflects current innovation centers and two currently under development 4 Innovation centers across key regions >350 Patent families growing Industry awards in last 3 years ~50 What We Do • Global technology platforms • Application development and commercialization capabilities • Design expertise • Pilot production facilities • Customer and consumer testing and validation capabilities Business Development and Advanced Technology EMEA NA Latam Asia

INVESTOR BRIEFING SEPTEMBER 29, 2020 V I D E O Developing packaging for market success 86 Working with customers to develop differentiated package designs

INVESTOR BRIEFING SEPTEMBER 29, 2020 Global scale enables us to extend our network into Europe and Asia Expanding our global innovation center network 87 USA (WI) Innovation Center Brazil Innovation Center Belgium Coming Soon China Coming Soon

INVESTOR BRIEFING SEPTEMBER 29, 2020 88 Full range of responsible flexible packaging options available today Compostable Recycle ready Paper Bio based materials 95% Rigid Packaging Designed to be recycled Specialty Cartons 100% Flexible Packaging 61% Global technology platforms will enable us to achieve our goal of 100% Aluminum Innovating to deliver responsible packaging

INVESTOR BRIEFING SEPTEMBER 29, 2020 The challenges of design for recycling 89 Function : Heat resistance and dimensional stability crucial for sealing and printing Challenge: Current materials (OPET) inhibit mechanical recycling Function: Product protection against moisture, oxygen, and light Challenge: Common barrier materials (e.g. aluminum foil) inhibit mechanical recycling Function: Allows the package to heat seal at speed Challenge: Higher performance materials are needed to maintain machine efficiencies with new recycle ready structures Exterior layer Barrier layer Sealant layer

INVESTOR BRIEFING SEPTEMBER 29, 2020 90 Differentiated, high performing AND designed to be recycled solutions Exterior layer Barrier layer Sealant layer Amcor solution: proprietary oriented films based on polyolefins Amcor solution: high speed sealant designs Amcor solution: novel aluminum - free high barrier Global technology platforms are delivering solutions

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles North America Fred Stephan President

INVESTOR BRIEFING SEPTEMBER 29, 2020 92 Amcor Flexibles North America overview Amcor Comp 1 Comp 2 Comp 3 Others Flexible Packaging market: ~$20B Note: all figures reflect FY20 Source: FPA, company filings, and Amcor estimates Net Sales $3.4 billion Plants 38 People ~8,500 Market leader with broad plant network 3 3 15

INVESTOR BRIEFING SEPTEMBER 29, 2020 Meat Cheese Medical Condiments Pharma Coffee, Tea, Culinary Ready Meals Pet Care Other Leading in differentiated and growing segments 93 Other primarily includes snacks & confectionary, Home & Personal care and other grocery packaging $3.4bn FY20 sales by segment Broad Product Offering Select Customers

Success with large and small customers

Capabilities to service a broad customer base

Flexibles North America customers



>850
~10-15
~15-20
# of customers
US$m sales per annum
>50m
25m-50m
<25m
% of Amcor Flexibles NA sales
~45%
~15%
~40%

Large accounts

- Broad penetration
- Enabled by portfolio depth, scale
- Unique global supply capabilities

Small to medium customer accounts

- Growing small business portfolio
- Enabled by standard specification portfolio, focused sales team & resources



94 | INVESTOR BRIEFING
SEPTEMBER 29, 2020

Notes: Amcor sales based on FY20

Leader in high barrier meat packaging

Amcor's leading position in North America leverageable globally

Drivers of growth in protein segment

- Protein diet
- On-the-go consumption
- Snacking
- Freshness & shelf life
- Premiumization
- Retail case-ready formats
- Transition to packaged meat consumption in EMs

Amcor's differentiated value proposition

- Innovation addressing market dynamics
- Best-in-class R&D capabilities
- Partnerships with customers of all sizes
- Solutions to facilitate automation

Global leverage opportunity


Amcor
FY20 global
sales
~$1B
North America
Europe
Emerging
Markets

Product Portfolio



95 | INVESTOR BRIEFING
SEPTEMBER 29, 2020

INVESTOR BRIEFING SEPTEMBER 29, 2020 96 Automating fresh meat packaging New risks require forward thinking solutions Shrink rollstock helps deliver automated packaging solutions for fresh food manufacturers

INVESTOR BRIEFING SEPTEMBER 29, 2020 Leader in high barrier cheese packaging 97 Opportunity Driving Dynamics Amcor’s differentiated value proposition Consumer Trends Protein snacking Meal replacement Retailer Needs Product differentiation Private label growth Customer Demands Product differentiation Format flexibility Best - in - class expertise and R&D capabilities Packaging design to enable diverse consumer usage occasions Outstanding runnability at customer plants Partnerships with small and large customers

INVESTOR BRIEFING SEPTEMBER 29, 2020 Best - in - class R&D capabilities Highest quality standards Leader in medical packaging 98 Amcor’s differentiated value proposition • Injection systems • Diagnostics • Orthopaedics Well established position in North America and strong offering for customers Attractive, growing segments Global footprint, local mindset Sustainable solutions • Cardiovascular • Sterile fluids Global leverage opportunity North America Europe Emerging markets FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Innovation leader in North America 99

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Europe, Middle East & Africa Michael Zacka President, Amcor Flexibles Europe, Middle East & Africa

INVESTOR BRIEFING SEPTEMBER 29, 2020 101 Amcor Flexibles Europe, Middle East & Africa overview Net Sales $3.3 billion Plants 58 Countries 22 People ~12,000 Amcor Comp 1 Comp 2 Comp 3 Others Flexible Packaging market: ~$16B Market leader with an extensive regional footprint Note: all figures reflect FY20 Source: PCI Wood Mackenzie Flexible Packaging European Supply/Demand Report to 2021, published July 2020 2 Poland 1 Turkey 1 Czech Republic 1 Romania Spain 4 7 UK 4 Germany 4 Italy 3 Portugal 3 Belgium 1 Ireland 1 Denmark Netherlands 1 12 France 3 Switzerland 1 Finland 1 United States Canada 1 Chile 1 1 Russia Morocco 1 4 South Africa

INVESTOR BRIEFING SEPTEMBER 29, 2020 Leading in differentiated and growing segments 102 Other primarily includes snacks & confectionary, Home & Personal care and other grocery packaging Broad Product Offering Select Customers Pharma Snacks Pet Care Coffee Cheese Medical Beverage Dairy Ready Meals Meat Other $3.3bn FY20 sales by segment

Success with large and small customers

Capabilities to service a broad customer base

Flexibles Europe, Middle East & Africa customers



>6,000
~20-25
~10-15
# of customers
€ sales per annum
>30m
10m-30m
<10m
% of Amcor Flexibles EMEA sales
~35%
~15%
~50%

Large customers

- Enabled by portfolio breadth and extensive footprint
- Ability to leverage unique global supply capabilities

Small customers

- Enabled by extensive footprint & our agility
- Focused sales team & innovative packaging portfolio

Source: Internal sales information FY20

103 | INVESTOR BRIEFING
SEPTEMBER 29, 2020
amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 Innovation leader in foil technology Strong partnerships Leader in pharmaceutical packaging 104 Amcor’s differentiated value proposition • Ageing population • Compliance complexity • Intellectual property Strong position in a high value segment with attractive growth rates Attractive, growing segment Regulatory expertise Sustainable solutions • Brand protection • Patient adherence and dosage Europe North America North America rigid Emerging markets Global leverage opportunity FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Strategic locations Strong partnerships Leader in pet food packaging 105 • Premiumization • Resealability Attractive segment and opportunities to leverage portfolio globally Attractive, growing segment Broad product range Sustainable solutions • E - commerce growth • Easy opening and emptying Europe North America Latin America Asia Pacific Amcor’s differentiated value proposition Global leverage opportunity FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Innovation leader in foil technology Strong partnerships Leader in coffee systems and premium coffee packaging 106 Strong customer relationships and strategically located footprint Actively investing Sustainable solutions Investing in growth Global leverage opportunity Europe North America Latin America Asia Pacific Attractive, growing segment Amcor’s differentiated value proposition • Premiumization • At home consumption • Convenience • Aluminium recyclability FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Innovation leader in Europe 107 Dairy Snacks & Confectionery Protein Pet Care Coffee Healthcare

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Asia Pacific Michael Zacka President, Amcor Flexibles Europe, Middle East & Africa Xin She Vice President & General Manager, China

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Asia Pacific overview The leading flexible packaging producer with the broadest regional coverage 109 Net Sales $1.3 billion Plants 40 Countries 9 People ~8,000 9 4 2 2 Amcor Comp 1 Comp 2 Comp 3 Country participation China ANZ SEA India Note: all figures reflect FY20 . Country participation based upon manufacturing footprint Amcor estimates FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Leading in differentiated and growing segments 110 Other primarily includes snacks & confectionary, Home & Personal care and other grocery packaging Broad Product Offering Healthcare Snacks & confectionary Protein Home & personal care Beverage Specialty laminates & films Other Global Regional Local Select Customers $1.3bn FY20 sales by segment Sales value by customer type

INVESTOR BRIEFING SEPTEMBER 29, 2020 Customer partnerships in high growth markets 111 Amcor Flexibles Singapore Commissioned March 2020 Amcor Flexibles India Commissioned December 2018 Amcor Flexibles Philippines Commissioned October 2016 Amcor Value Proposition – dedicated investments and shared innovation agenda

Focus: China

Largest player and with national footprint

Net Sales	Plants	People
$600 million	13	~3,500


Beijing Office
Shijia Zhuang Qite (QT)
Jiangyin Propack (JY)
Jiangyin Shenlong (SL)
Jiangyin Shenheng (SH)
Suzhou (BSZ)
Shanghai Office (HQ)
Guangzhou Office
Chengdu Qingyang (CD)
Jiangmen Xinhui (XH)
Zhongshan Tiancai (TC)
Foshan Dequan (DQ)
Dongguan Wonderful (BDG)
Foshan NCS*2 (BFS)
Huizhou Propack (HZ)
Hong Kong Office
Food, Home & Personal Care F
Healthcare H
Film & Technical Specialty T


$600m sales by segment
Healthcare
Home & personal care
Coffee, tea & culinary
Other grocery and consumer
Snacks & confectionery
Specialty laminates & films
Protein

Select customers

MARS
L'ORÉAL PARIS
PEPSICO
gsk
Johnson & Johnson 强生
周黑鸭
SANOFI
AstraZeneca
BD

112 | INVESTOR BRIEFING
SEPTEMBER 29, 2020

Note: all figures reflect FY20.

amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 Focus: China 113 Well positioned in a large market with exciting growth opportunities • Largest scale player in the market • Trusted global brand • Strong customer relationships • Footprint to supply locally across China • Access to world class innovation • Field technical service capabilities • Sustainability leader

INVESTOR BRIEFING SEPTEMBER 29, 2020 Focus: China 114 Global Local & National Significant focus on local customers and supporting multinationals Sales value by customer type

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Latin America Ruben Melara Vice President & General Manager, Brazil Peter Konieczny Chief Commercial Officer

INVESTOR BRIEFING SEPTEMBER 29, 2020 Amcor Flexibles Latin America 116 The leading flexible packaging producer in Latin America with the broadest coverage Net Sales $0.8 billion Plants 20 Countries 6 People ~6,500 6 1 4 1 Amcor Comp 1 Comp 2 Comp 3 Country participation Brazil Peru Argentina Mexico Chile Colombia Note: all figures reflect FY20 . Country participation based upon manufacturing footprint PCI Wood Mackenzie - Flexible Packaging C&S America (2019) Amcor estimates FY20 Sales

INVESTOR BRIEFING SEPTEMBER 29, 2020 Leading in differentiated and growing segments 117 Other primarily includes thermoformed products, disposables, and industrial Broad Product Offering Select Customers Home & Personal Care Healthcare Liquid Foods Proteins Shelf Stable Other $0.8bn FY20 sales by segment Global Regional Local Sales value by customer type

Focus: Brazil

Leading supplier of flexibles and thermoforming with national footprint

Net Sales	Plants	People
$0.4 billion	12	~3,100



Panamirim - RN
Suape - PE
Rondonópolis - MT
Patos de Minas - MG
Três Lagoas - MS
Guaira– SP
Valinhos - SP
Maua - SP
Cambe - PR
Londrina - PR
Pinhais - PR
Paranaguá - PR



FY20 Segment Sales
Other
Home & Personal care
Shelf Stable
Liquid Foods
Proteins & Dairy
Healthcare
Margarine



Technologies
Others
Tubes
Thermo-forming
Flexible packaging

Leading customers

brf
Unilever
BUNGE
Hypera pharma
DANONE ONE PLANET. ONE HEALTH
P&G
Predilecta
JDE JACOBS DOUWE EGBERTS
SANOFI
COLGATE-PALMOLIVE

118 | INVESTOR BRIEFING
SEPTEMBER 29, 2020

Note: all figures reflect FY20

amcor

INVESTOR BRIEFING SEPTEMBER 29, 2020 Focus: Brazil 119 Gaining momentum in a large scale market and well positioned for further growth • Profitable business and gaining momentum • Significantly improved cost structure • Simplified portfolio • Solid base to grow in healthcare, protein and pet care • Investments in strengthening customer partnerships

INVESTOR BRIEFING SEPTEMBER 29, 2020 120 Award Innovation Unique customer value proposition driving growth Multinationals Technologies P&G laundry IML technology for margarine tubs Predilecta Sacciali “mason jar” shape: Material conversion glass to flexible pouch Resealable printed lid for Proteins Ready - meals flowpack Focus: Brazil

INVESTOR BRIEFING SEPTEMBER 29, 2020 Q&A Ruben Melara Vice President & General Manager, Brazil Xin She Vice President & General Manager, Greater China Michael Zacka President, Amcor Flexibles Europe, Middle East & Africa Fred Stephan President, Amcor Flexibles North America Bill Jackson Chief Technology Officer Peter Konieczny Chief Commercial Officer David Clark Vice President, Sustainability Ron Delia Chief Executive Officer

INVESTOR BRIEFING SEPTEMBER 29, 2020 Closing Remarks Ron Delia Chief Executive Officer

INVESTOR BRIEFING SEPTEMBER 29, 2020 Why invest in Amcor? 123 Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield >4% Strong balance sheet, substantial capacity to invest and many growth opportunities Momentum building - organic growth plus synergies EPS growth + Dividend yield = 10 - 15% per year

INVESTOR BRIEFING SEPTEMBER 29, 2020 Appendix slides

INVESTOR BRIEFING SEPTEMBER 29, 2020 Reconciliations of non - GAAP financial measures (1) Includes costs associated with the Bemis acquisition. The twelve months ended June 30, 2020 and 2019 includes $58 million and $16 million respectively of acquisition related inventory fair value step - up costs. (2) The twelve months ended June 30, 2020 and 2019 includes $26 million and $5 million respectively of sales backlog amortizati on related to the Bemis acquisition. (3) Includes Bemis and remedy adjustments. EPS also adjusts for new shares issued to complete the Bemis combination.

INVESTOR BRIEFING SEPTEMBER 29, 2020 Reconciliations of non - GAAP financial measures (1) Other includes equity in income (loss) of affiliated companies, net of tax and general corporate expenses. (2) Includes costs associated with the Bemis acquisition. The twelve months ended June 30, 2020 and 2019 includes $58 million and $16 million respectively of acquisition related inventory fair value step - up costs. (3) The twelve months ended June 30, 2020 and 2019 includes $26 million and $5 million respectively of sales backlog amortizati on related to the Bemis acquisition. (4) Includes Bemis and remedy adjustments. (5) Average funds employed includes shareholders equity and net debt, calculated using a four quarter average and LTM adjusted EBIT.

INVESTOR BRIEFING SEPTEMBER 29, 2020